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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                       ----------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 30, 2005

                        ---------------------------------

                           BLUE RIVER BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        --------------------------------

            Indiana                     0-24501                  35-2016637
(State or other jurisdiction of  (Commission File Number)       (IRS Employer
        incorporation)                                       Identification No.)

                            29 East Washington Street
                           Shelbyville, Indiana 46176
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 398-9721
              (Registrant's Telephone Number, Including Area Code)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On June 30, 2005, Blue River Bancshares, Inc. (the "Registrant") and Union Federal Bank of Indianapolis ("Union Federal") entered into a Third Amendment to Credit Agreement (the "Third Amendment"). The Third Amendment amends the Credit Agreement (the "Credit Agreement"), dated as of November 19, 2003, by and between the Registrant and Union Federal as amended December 30, 2004 by the First Amendment to Credit Agreement (the "First Amendment") and March 30, 2005 by the Second Amendment to Credit Agreement (the "Second Amendment"). The Registrant also executed a Replacement Promissory Note in connection with the Third Amendment.

      The purposes of the Third Amendment are to increase the outstanding principal amount of the Registrant's term loan (the "Term Loan") with Union Federal from Four Million Dollars ($4,000,000.00) to Six Million Dollars ($6,000,000.00), and to modify the repayment terms of the Term Loan.

      Specifically, the repayment terms were amended to require interest payments only on the last day of each month until June 30, 2008, at which time the entire principal balance of the Term Loan will be due. Prior to such amendment, the Credit Agreement required interest payments only through November 19, 2005 and following that, principal and interest payments in an amount calculated to amortize the remaining principal balance over the period ending on November 19, 2013. The Credit Agreement was also amended to include making a capital contribution to the Registrant's subsidiary, Shelby County Bank, as a purpose of the Term Loan.

      Other than the Credit Agreement, First Amendment, Second Amendment and Third Amendment, the Registrant does not have any material relationship with Union Federal, nor is the Registrant aware of any material relationship existing between any of its affiliates and Union Federal.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      To the extent that such information is required to be disclosed pursuant to this Item 2.03, the information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) - (b) Not applicable.

      (c) Exhibits.

      10.01 Credit Agreement, dated as of November 19, 2003, by and between Blue River Bancshares, Inc. and Union Federal Bank of Indianapolis (Incorporated by reference to Exhibit 10.12 to the Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31,
            2003).
                                       2

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      10.02 First Amendment to Credit Agreement, dated as of December 30, 2004, by and between Blue River Bancshares, Inc. and Union Federal Bank of Indianapolis (Incorporated by reference to Exhibit 10.02 to the Registrant's Current Report on Form 8-K filed with the SEC on January 5, 2005).

      10.03 Second Amendment to Credit Agreement, dated as of March 30, 2005, by and between Blue River Bancshares, Inc. and Union Federal Bank of Indianapolis (Incorporated by reference to Exhibit 10.03 to the Registrant's Current Report on Form 8-K filed with the SEC on April 1, 2005).

      10.04 Third Amendment to Credit Agreement, dated as of June 30, 2005, by and between the Registrant and Union Federal.

      10.05 Form of Replacement Promissory Note.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: July 5, 2005

                                            BLUE RIVER BANCSHARES, INC.

                                            By: /s/ Patrice M. Lima
                                                -------------------------------
                                            Patrice M. Lima
                                            Vice President and Controller

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                                  EXHIBIT INDEX

Exhibit
 Number                              Description
 ------                              -----------
10.01       Credit Agreement, dated as of November 19, 2003, by and between Blue
            River Bancshares, Inc. and Union Federal Bank of Indianapolis
            (Incorporated by reference to Exhibit 10.12 to the Registrant's
            Annual Report on Form 10-KSB for the fiscal year ended December 31,
            2003 filed with the SEC on March 30, 2004).

10.02 First Amendment to Credit Agreement, dated as of December 30, 2004, by and between Blue River Bancshares, Inc. and Union Federal Bank of
            Indianapolis (Incorporated by reference to Exhibit 10.02 to the Registrant's Current Report on Form 8-K filed with the SEC on
            January 5, 2005).

10.03 Second Amendment to Credit Agreement, dated as of March 30, 2005, by and between Blue River Bancshares, Inc. and Union Federal Bank of
            Indianapolis (Incorporated by reference to Exhibit 10.03 to the Registrant's Current Report on Form 8-K filed with the SEC on April
            1, 2005).

10.04 Third Amendment to Credit Agreement, dated as of June 30, 2005, by and between the Registrant and Union Federal.

10.05       Form of Replacement Promissory Note.

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